Exhibit 10.1

Execution Version

SEVENTH AMENDMENT

TO

TERMINALING SERVICES AGREEMENT — SOUTHEAST AND COLLINS/PURVIS

THIS SEVENTH AMENDMENT TO TERMINALING SERVICES AGREEMENT — SOUTHEAST AND COLLINS/PURVIS (this “Seventh Amendment”) dated as of December 20, 2013 (the “Effective Date”) is entered into by and between TransMontaigne Partners L.P. on behalf of itself and its Affiliates (“Owner”) and Morgan Stanley Capital Group Inc. (“Customer”), each sometimes referred to herein each as a “Party” and, collectively, as the “Parties.”

R E C I T A L S:

A.                                    Owner and Customer previously entered into the Terminaling Services Agreement — Southeast and Collins/Purvis, dated as of January 1, 2008, as amended by the First Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, effective January 1, 2008, the Second Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, effective June 1, 2009, the Third Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, effective December 22, 2009, the Fourth Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, dated as of April 14, 2010, the Fifth Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, dated as of March 15, 2012, and the Sixth Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, dated as of July 16, 2013 (collectively, the “Original TSA”).

B.                                    Owner and Customer desire to amend the Original TSA in certain respects.

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS AND CONSTRUCTION

1.1                               Defined Terms.  Capitalized terms and references used but not otherwise defined in this Seventh Amendment have the respective meanings given to such terms in the Original TSA.

1.2                               Headings.  All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Seventh Amendment.

1.3                               References.  Each reference in the Original TSA to “this Agreement”, “herein” or words of like import referring to such Original TSA shall mean and be a reference to the Original TSA, as amended by this Seventh Amendment, and “thereunder”, “thereof” or words of like import shall mean and be a reference to the Original TSA, as amended by this Seventh Amendment.  Any notices, requests, certificates and other documents executed and delivered on or after the date hereof may refer to the Original TSA without making specific reference to this Seventh Amendment, but nevertheless all such references shall mean the Original TSA as amended by this Seventh Amendment.

ARTICLE 2

AMENDMENT TO AGREEMENT

2.1                               Section 7 of Attachment “A” shall be deleted in its entirety and replaced with the following:

“7.                                TERM:  This Agreement shall commence on the Effective Date and shall continue in effect through July 31, 2015 (the “Initial Term”), after which this Agreement shall automatically continue (the “Renewal Term”) unless and until Customer provides Owner at least twenty-four (24) Months’ notice of Customer’s intent to terminate this Agreement at the end of the Initial Term or during the Renewal Term.  The Initial Term and the Renewal Term shall be deemed, collectively, the “Term” of this Agreement.  Notwithstanding the foregoing (i) this Agreement will terminate with respect to the Collins/Purvis Terminal on December 31, 2015, following which the Throughput Fees relating to the Collins Tankage and the Purvis Tankage set forth on Attachment “A-1” and the Tanks at the Collins/Purvis Terminal set forth on Attachment “A-3” shall be deemed deleted, and (ii) effective at any time from and after July 31, 2023, Owner may terminate this Agreement by providing Customer at least twenty-four (24) Months’ notice of Owner’s intent to terminate this Agreement.”

ARTICLE 3

MISCELLANEOUS

3.1                               Effective Date.  This Seventh Amendment shall be effective as of Effective Date.

3.2                               Scope of Seventh Amendment.  The Original TSA is amended only as expressly modified by this Seventh Amendment.  Except as expressly modified by this Seventh Amendment, the terms of the Original TSA remain unchanged, and the Original TSA is hereby ratified and confirmed by the Parties in all respects.  In the event of any inconsistency between the terms of the Original TSA and this Seventh Amendment, this Seventh Amendment shall prevail to the extent of such inconsistency.

3.3                               Representations and Warranties.  Each Party represents and warrants that this Seventh Amendment has been duly authorized, executed and delivered by it and that each of this Seventh Amendment and the Original TSA constitutes its legal, valid, binding and enforceable obligation, enforceable against it in accordance with its terms, except to the extent such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

3.4                               No Waiver.  Except as expressly provided herein, the execution and delivery of this Seventh Amendment shall not be deemed or construed to (i) constitute an extension, modification or waiver of any term or condition of the Original TSA, (ii) give rise to any obligation on the part of any Party to extend, modify or waive any term or condition of the Original TSA, or (iii) be a waiver by any Party of any of its rights under the Original TSA, at law or in equity.

3.5                               Reaffirmation.  Each Party hereby reaffirms each and every representation, warranty, covenant, condition, obligation and provision set forth in the Original TSA, as modified hereby.

3.6                               Choice of Law.  This Seventh Amendment shall be subject to and governed by the laws of the State of New York, excluding any conflicts of law, rule or principle that might refer to the construction or interpretation of this Seventh Amendment to the laws of another state.

3.7                               Jurisdiction.  Each Party hereby submits to the exclusive jurisdiction of any state court of Delaware located in Wilmington, Delaware (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the most recent designated address.  Each Party hereby irrevocably waives to the fullest extent permitted by applicable law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

3.8                               Waiver by Jury Trial.  Each Party further waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any proceedings relating to this Seventh Amendment.

3.9                               Severability.  If any Article, Section or provision of this Seventh Amendment shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Seventh Amendment and the remaining portions of this Seventh Amendment shall remain in full force and effect.

3.10                        Counterparts; Facsimile Signatures.  This Seventh Amendment may be executed by the Parties in separate counterparts and delivered by electronic or facsimile transmission or otherwise and all such counterparts shall together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

Execution Version

IN WITNESS WHEREOF, the Parties have executed this Seventh Amendment as of the Effective Date.

MORGAN STANLEY CAPITAL GROUP INC.

By:	/s/ Martin Mitchell

Name:	Martin Mitchell

Title:	Authorized Signatory

TRANSMONTAIGNE PARTNERS L.P.

By:	TransMontaigne GP L.L.C., its general partner

By:	/s/ Erik B. Carlson

Name:	Erik B. Carlson

Title:	Executive Vice President

Signature Page to Seventh Amendment to Southeast/Collins TSA